INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                COLLATERAL FACTS

--------------------------------------------------------------------------------
INITIAL POOL BALANCE:                          $908,161,006
NUMBER OF MORTGAGE LOANS:                      232
NUMBER OF PROPERTIES                           265
AVERAGE LOAN CUT-OFF DATE BALANCE:             $3,914,487
AVERAGE PROPERTY CUT-OFF DATE BALANCE:         $3,427,023
WEIGHTED AVERAGE CURRENT MORTGAGE RATE(A):     7.507%       (6.35% - 10.00%)
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:  316 mos.
WEIGHTED AVERAGE U/W NCF DSCR (B):             1.39x        (1.16x - 4.73x)
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:       70.13%       (21.23 %- 82.22%)
WEIGHTED AVERAGE REMAINING TERM TO SCHEDULED   110 mos.     (36 mos. - 119 mos.)
MATURITY/ARD(C):
WEIGHTED AVERAGE SEASONING:                    8 mos.
WEIGHTED AVERAGE PREPAYMENT RESTRICTION        105 mos.
--------------------------------------------------------------------------------
(a) Gross Coupon.
(b) U/W NCF DSCR is the ratio of Underwritten Net Cash Flow over the annualized debt service payments.
(c) Anticipated Repayment Date for loans that provide for such a date. All information presented herein with respect to ARD Loans assumes that they mature on their respective Anticipated Repayment Dates.

                                  KEY FEATURES

--------------------------------------------------------------------------------
Issuer:                           Mortgage Capital Funding, Inc.
Sole Manager:                     Salomon Smith Barney Inc.
Mortgage Loan Sellers:            Citicorp Real Estate, Inc. (42.47% of Initial
                                  Pool Balance) and Salomon Brothers Realty
                                  Corp.(57.53% of Initial Pool Balance)

Master Servicer:                  Amresco Services, L.P.
Special Servicer:                 Allied Capital Corp.
Purchaser of Classes H, J, K, L   Allied Capital Corp.
Trustee/Fiscal Agent:             LaSalle National Bank/ABN AMRO Bank N.V.
Pricing:                          On or about December 21,1998
Closing:                          On or about December 29, 1998
Settlement:                       On or about December 30, 1998
Cut-off Date:                     December 1,1998
Distribution Date:                18th of each month, or following business day
                                  (commencing in January 1999)
ERISA Eligible:                   Classes A1, A2 and X are ERISA eligible under
                                  the individual underwriters' prohibited
                                  transaction exemptions, subject to certain
                                  conditions for eligibility
Representations & Warranties:     Provided by applicable Mortgage Loan Sellers
Structure:                        Sequential pay
Interest Accrual Period:          With respect to any Distribution Date, the
                                  calendar month preceding the month in which
                                  such Distribution Date occurs.
Day Count:                        30/360
Tax Treatment:                    REMIC
Rated Final Distribution Date:    November 18, 2031
Clean up Call:                    1.0%
Minimum Denominations:            Publicly Offered Classes except Class X:
                                  $10,000 & $1 Class X: $1,000,000 Notional
                                  Amount & $1
Deal Information/Analytics        It is anticipated that certain Mortgage Loan
                                  and Certificate information will be available
                                  from the following services: Bloomberg, Intex,
                                  Charter Research, and The Trepp Group.
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                    APPROXIMATE SECURITIES STRUCTURE
---------------------------------------------------------------------------
         RATING
        (MOODY'S/
          S&P)      CREDIT  CLASS      APPROX.           COUPON
CLASS     (A)      SUPPORT    %         SIZE          DESCRIPTION  COUPON
---------------------------------------------------------------------------

Publicly Offered
Classes:
X      Aaa/AAAr                     $908,161,005(c)  Variable Rate
A1     Aaa/AAA     30.50%   23.62%  $214,494,000       Fixed Rate
A2     Aaa/AAA     30.50%   45.88%  $416,677,000       Fixed Rate
B      Aa2/AA      26.00%    4.50%   $40,867,000       Fixed Rate
C      A2/A        21.25%    4.75%   $43,138,000       Fixed Rate
D      Baa2/BBB    14.50%    6.75%   $61,301,000          WAC
E      Baa3/NR     11.25%    3.25%   $29,515,000          WAC

Privately Placed Classes
(144A eligible):
---------------------------------------------------------------------------
F      NOT OFFERED HEREBY
G      NOT OFFERED HEREBY
H      NOT OFFERED HEREBY
J      NOT OFFERED HEREBY
K      NOT OFFERED HEREBY
L      NOT OFFERED HEREBY
       Total                        $908,161,005
       Securities
---------------------------------------------------------------------------

                 APPROXIMATE SECURITIES STRUCTURE
-----------------------------------------------------------------
                 WTD
               AVERAGE                                PRINCIPAL
                 LIFE              SMMEA     ERISA     PAYMENT
 SPREAD  PRICE  (YRS.)  DELIVERY  ELIGIBLE  ELIGIBLE  WINDOW (B)
-----------------------------------------------------------------



           7.11            DTC       N/A       Yes
         100.50  5.50      DTC       N/A       Yes   01/99-09/07
         101.50  9.26      DTC       N/A       Yes   09/07-07/08
         101.50  9.55      DTC       N/A       N/A   07/08-07/08
         101.50  9.55      DTC       N/A       N/A   07/08-07/08
         100.50  9.62      DTC       N/A       N/A   07/08-09/08
          92.22  9.72      DTC       N/A       N/A   09/08-09/08



-----------------------------------------------------------------








-----------------------------------------------------------------

(a) Ratings shown are those of Moody's and S&P, respectively. Classes marked "NR" will not be rated by the applicable Rating Agency.
(b) Calculated at 0% CPR, no balloon extension and ARD Loans pay in full on Anticipated Repayment Dates.
(c) Notional amount.

                               STRUCTURAL OVERVIEW

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                   [BAR GRAPH]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           STRUCTURAL OVERVIEW - CONT.
--------------------------------------------------------------------------------

o   The Mortgage Pool will be comprised of one Loan Group

    o Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K and L Certificates (If principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

o Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A1 and Class A2 Certificates each month

o Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

o The Master Servicer will cover net prepayment interest shortfalls, up to the portion of the Master Servicing Fee equal to 0.06% per annum. Net shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated in reverse alphabetical order to the interest-bearing Certificates (other than the Class A1, Class A2 and Class X) and then pro-rata (based on interest entitlements) to the Class A1, Class A2 and Class X Certificates

o   All Classes will pay interest on a 30/360 basis

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 Certificates, pro rata based on certificate balances)

o IO protected with regard to loan modifications and waivers that reduce Mortgage Rate


                             MORTGAGE POOL OVERVIEW
--------------------------------------------------------------------------------

o The Mortgage Pool is comprised of 232 multifamily and commercial loans with an aggregate Cut-off Date Balance of approximately $908,161,006

o All of the Mortgage Loans are secured by first mortgage liens on multifamily and commercial properties

o   The Mortgage Pool's average Cut-off Date Balance is approximately $3,914,487

o The Mortgage Pool's weighted average current Underwritten NCF Debt Service Coverage Ratio is 1.39x (a)

o   The Mortgage Pool's Cut-off Date LTV is 70.13%

o The Mortgage Pool's weighted average Mortgage Rate is approximately 7.507% per annum

    (a) Underwritten NCF Debt Service Coverage Ratio is the ratio of Underwritten NCF over the annualized debt service payments.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS

                                                                                            WEIGHTED AVERAGES
                                                                                ---------------------------------------------
                                                        % OF                                                     CUT-OFF
                         NUMBER OF     AGGREGATE      INITIAL        MAXIMUM                  STATED    U/W        DATE
                         MORTGAGE    CUT-OFF DATE       POOL      CUT-OFF DATE   MORTGAGE    REMAIN.    NCF    LOAN-TO-VALUE
PREPAYMENT RESTRICTIONS    LOANS        BALANCE       BALANCE        BALANCE       RATE     TERM (MO.)  DSCR       RATIO
-----------------------------------------------------------------------------------------------------------------------------
> of YM or 1%                  4      $4,977,246         0.55%    $2,348,322        8.503%      107       1.29x    73.13%
Lockout/> of YM or 1%        115    $501,768,716        55.25%   $65,804,538        7.584%      109       1.35x    70.63%
Lockout/Declining Fee          6      $7,538,864         0.83%    $2,542,442        7.355%      109       1.75x    56.12%
Lockout/Defeasance            38    $172,644,038        19.01%   $13,979,720        7.210%      116       1.42x    71.62%
Lockout/YM                    66    $206,866,274        22.78%   $13,933,312        7.384%      114       1.46x    68.46%
> of YM or                     3     $14,365,867         1.58%    $6,712,570        9.850%       36       1.33x    65.10%
1%/Declining Fee
-----------------------------------------------------------------------------------------------------------------------------
        TOTALS               232    $908,161,006       100.00%                      7.507%      110       1.39x    70.13%
-----------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS BY MORTGAGE RATE

                                                WEIGHTED AVERAGES                 % BY CUT-OFF DATE BALANCE OF MORTGAGE LOANS
                                                ----------------------------------------------------------------------------------



                                                                             LOCKOUT
                                        % BY                                   THEN                                   GREATER OF
                NUMBER                AGGREGATE           STATED    GREATER  GREATER                         LOCKOUT   1%/YLD.
                  OF       AGGREGATE   CUT-OFF            REMAIN.     OF       OF      LOCKOUT     LOCKOUT     THEN     MAINT.
               MORTGAGE  CUT-OFF DATE   DATE    MORTGAGE   TERM     1%/YLD.  1%/YLD.    THEN        THEN       YLD.     THEN
MORTGAGE RATE    LOANS     BALANCE     BALANCE    RATE     (MO.)     MAINT.   MAINT.  DECLINING  DEFEASANCE   MAINT.  DECLINING
----------------------------------------------------------------------------------------------------------------------------------
 0.00% to  6.99%   11     $66,304,389    7.30%    6.807%    114      0.00      3.36      0.54       2.85       0.55      0.00
 7.00% to  7.49%  101    $508,056,084   55.94%    7.217%    115      0.00     25.41      0.00      14.65      15.88      0.00
 7.50% to  7.99%   59    $194,496,256   21.42%    7.633%    107      0.00     13.42      0.14       1.51       6.35      0.00
 8.00% to  8.49%   23     $56,912,828    6.27%    8.149%    108      0.14      6.12      0.00       0.00       0.00      0.00
 8.50% to  8.99%   22     $38,441,991    4.23%    8.651%     95      0.40      3.68      0.15       0.00       0.00      0.00
 9.00% to  9.49%   11     $21,555,714    2.37%    9.125%    100      0.00      2.37      0.00       0.00       0.00      0.00
 9.50% to  9.99%    4     $17,473,104    1.92%    9.854%     46      0.00      0.34      0.00       0.00       0.00      1.58
10.00% to 10.49%    1      $4,920,639    0.54%   10.000%     91      0.00      0.54      0.00       0.00       0.00      0.00

----------------------------------------------------------------------------------------------------------------------------------
      TOTALS      232    $908,161,006  100.00%    7.507%    110      0.55     55.25      0.83      19.01      22.78      1.58
----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION ANALYSIS (A) (B) (C)

  PREPAYMENT RESTRICTIONS
(MONTHS SINCE CUT-OFF DATE)     0        12       24       36      48       60       72       84       96      108
---------------------------------------------------------------------------------------------------------------------
   REMAINING BALANCE (1)      100.00%   98.77%   97.46%   94.49%   92.96%  89.53%   87.79%   85.26%   82.44%   68.40%

     LOCKED/DEFEASANCE         97.87%   97.87%   92.10%   78.88%   20.16%  19.65%   19.65%   19.64%   19.82%   23.25%
     YIELD MAINTENANCE          0.55%    0.55%    6.02%   20.83%   77.61%  79.50%   79.06%   79.66%   77.84%   45.19%
         5% PREMIUM             0.00%    0.00%    0.15%    0.15%    0.00%   0.55%    0.00%    0.00%    0.00%    0.00%
         4% PREMIUM             0.00%    0.00%    0.14%    0.00%    0.15%   0.15%    0.54%    0.00%    0.00%    0.00%
         3% PREMIUM             1.58%    0.00%    0.00%    0.15%    0.00%   0.00%    0.15%    0.70%    0.00%    0.00%
         2% PREMIUM             0.00%    1.59%    0.00%    0.00%    0.15%   0.00%    0.00%    0.00%    0.70%    0.00%
         1% PREMIUM             0.00%    0.00%    1.59%    0.00%    0.00%   0.15%    0.00%    0.00%    0.00%    0.69%
            OPEN                0.00%    0.00%    0.00%    0.00%    1.94%   0.00%    0.59%    0.00%    1.64%   30.86%

               BALANCE        $908.2  $896.97  $885.05  $858.10  $844.25 $813.07  $797.24  $774.29  $748.68  $621.21
    % OF INITIAL BALANCE      100.00%   98.77%   97.46%   94.49%   92.96%  89.53%   87.79%   85.26%   82.44%   68.40%

(a) Table calculated using modeling assumptions and assuming 0% CPR and all ARD Loans are paid in full on their respective Anticipated Repayment Dates.

(b) Totals may not equal 100% due to rounding.

(c) All numbers, unless otherwise noted, are as a percentage of the aggregate mortgage loan pool balance at the specified point in time.

(1) Remaining aggregate mortgage loan pool balance as a percentage of Initial Pool Balance at the specified point in time.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                       ALLOCATION OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

o A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Publicly Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

        --------------------------- ---- ---------------------------------
       |      Prepayment           (Pass-Through Rate - Discount Rate)    |
       |  Premium Allocation  =  ---------------------------------------  |
       |      Percentage             (Mortgage Rate - Discount Rate)      |
        --------------------------- ---- ---------------------------------

o The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

o In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

Allocation of Prepayment Premiums Example

    Discount Rate Fraction Methodology:
      Mortgage Rate                        =  9%
      Bond Class Rate                      =  7%
      Treasury Rate                        =  6%

    BOND CLASS ALLOCATION    |                CLASS X ALLOCATION
    -------------------------|----------------------------------------------
        7% - 6%              |
        -------  = 33 1/3%   |  Receives excess premiums = 66 2/3% thereof
        9% - 6%              |

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

DISTRIBUTION OF CUT-OFF DATE BALANCES

                                                                                         WEIGHTED AVERAGES
                                                                          ------------------------------------------------
                                                      % OF      CUM. %                                        CUT-OFF
                            NUMBER OF   AGGREGATE    INITIAL  OF INITIAL               STATED        U/W        DATE
                            MORTGAGE     CUT-OFF      POOL       POOL     MORTGAGE    REMAIN.        NCF    LOAN-TO-VALUE
   CUT-OFF DATE BALANCE       LOANS    DATE BALANCE  BALANCE   BALANCE      RATE     TERM (MO.)     DSCR       RATIO
--------------------------------------------------------------------------------------------------------------------------
         $0 to    $999,999     17      $13,127,113      1.45%     1.45%       8.165%    109         1.34x         71.80%
 $1,000,000 to  $2,499,999     95     $160,575,474     17.68%    19.13%       7.772%    109         1.39x         68.56%
 $2,500,000 to  $4,999,999     79     $291,748,695     32.13%    51.25%       7.619%    111         1.41x         70.06%
 $5,000,000 to  $7,499,999     25     $150,993,800     16.63%    67.88%       7.564%    106         1.46x         68.82%
 $7,500,000 to  $9,999,999      5      $40,990,392      4.51%    72.39%       7.437%    113         1.55x         68.53%
$10,000,000 to $14,999,999      5      $62,121,008      6.84%    79.23%       7.318%    104         1.32x         71.47%
$15,000,000 to $74,999,999      6     $188,604,524     20.77%   100.00%       7.093%    115         1.29x         72.42%
--------------------------------------------------------------------------------------------------------------------------
             TOTALS           232     $908,161,006    100.00%                 7.507%    110         1.39x         70.13%
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE

                                                                          WEIGHTED AVERAGES
                                                              --------------------------------------------
                                                                                                LOAN TO
                                         % OF        CUM. %                                     CUT-OFF
          NUMBER OF     AGGREGATE      INITIAL     OF INITIAL               STATED      U/W       DATE
          MORTGAGED   CUT-OFF DATE       POOL         POOL     MORTGAGE  REMAIN. TERM   NCF      VALUE
 STATES   PROPERTIES     BALANCE       BALANCE      BALANCE      RATE        (MO.)      DSCR     RATIO
----------------------------------------------------------------------------------------------------------
   CA         26       $98,195,075     10.81%         10.81%     7.256%       114       1.45x   68.35%
   NY         29       $97,916,411     10.78%         21.59%     7.354%       112       1.54x   70.71%
   FL         27       $92,949,769     10.23%         31.83%     7.717%       110       1.39x   71.01%
   GA         17       $80,799,194      8.90%         40.73%     7.632%       102       1.32x   70.26%
   NJ         13       $47,738,084      5.26%         45.98%     7.542%       101       1.36x   72.09%
   MD         12       $43,914,576      4.84%         50.82%     7.909%       110       1.33x   67.55%
   TX         17       $40,482,704      4.46%         55.28%     7.806%       101       1.37x   71.24%
   VA         18       $35,741,941      3.94%         59.21%     7.352%       113       1.36x   69.82%
   TN         11       $34,144,612      3.76%         62.97%     7.362%       114       1.42x   71.88%
   MA          5       $30,716,607      3.38%         66.35%     7.299%       113       1.34x   61.92%
   MS          5       $26,159,960      2.88%         69.23%     7.315%       115       1.36x   73.14%
   MO          4       $25,711,486      2.83%         72.07%     7.228%       114       1.31x   69.50%
   OH          9       $24,486,911      2.70%         74.76%     7.471%       115       1.32x   70.75%
   DC          2       $22,750,914      2.51%         77.27%     6.851%       110       1.22x   77.08%
   PA          3       $19,632,279      2.16%         79.43%     7.332%       112       1.18x   77.13%
   WA          6       $16,546,390      1.82%         81.25%     7.665%       110       1.42x   66.29%
   WV          4       $15,418,378      1.70%         82.95%     7.792%       114       1.36x   72.38%
   IL          6       $15,392,495      1.69%         84.64%     7.322%       114       1.32x   68.54%
   LA          3       $13,709,279      1.51%         86.15%     7.288%       115       1.58x   67.57%
   UT          7       $13,526,719      1.49%         87.64%     7.810%       111       1.38x   70.07%
   AZ          5       $13,510,370      1.49%         89.13%     8.035%       108       1.41x   64.83%
   CO          6       $13,267,506      1.46%         90.59%     7.511%       112       1.45x   66.36%
   CT          3       $11,869,150      1.31%         91.90%     7.187%       113       1.31x   78.79%
   IA          3       $11,673,228      1.29%         93.18%     7.456%       110       1.38x   71.42%
   NV          5        $9,966,188      1.10%         94.28%     8.412%       103       1.43x   64.62%
   MI          2        $9,943,116      1.09%         95.38%     7.477%       115       1.36x   73.19%
   DE          1        $7,488,705      0.82%         96.20%     7.200%       109       1.38x   73.78%
   SC          3        $7,161,490      0.79%         96.99%     7.908%       112       1.43x   69.51%
   RI          2        $5,382,196      0.59%         97.58%     8.193%       110       1.44x   73.17%
   KS          1        $4,341,062      0.48%         98.06%     7.450%       117       1.31x   74.85%
   NC          1        $3,775,647      0.42%         98.48%     7.420%       114       1.53x   72.61%
   ID          2        $3,483,567      0.38%         98.86%     7.938%       107       1.41x   63.10%
   WI          2        $3,253,042      0.36%         99.22%     8.000%       107       1.57x   60.24%
   MN          1        $1,758,533      0.19%         99.41%     8.625%       106       1.49x   62.80%
   ND          1        $1,486,039      0.16%         99.57%     7.875%       107       1.30x   67.55%
   IN          1        $1,478,124      0.16%         99.74%     7.750%       116       1.74x   64.27%
   WY          1        $1,280,190      0.14%         99.88%     7.650%        78       1.25x   58.86%
   NM          1        $1,109,072      0.12%        100.00%     7.375%       112       1.25x   50.99%
--------------------------------------------------------------------------------------------------------
 TOTALS      265      $908,161,006    100.00%                    7.507%       110       1.39x   70.13%
--------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                [MAP OF AMERICA]

WA   1.8%     ND   0.2%     WI   0.4%      PA   2.2%      RI   0.6%   AZ   1.5%
ID   0.4%     KS   0.5%     IL   1.7%      VA   3.9%      CT   1.3%   MI   1.1%
NV   1.1%     TX   4.5%     TN   3.8%      NC   0.4%      NJ   5.3%   IN   0.2%
CA  10.8%     MN   0.2%     MS   2.9%      SC   0.8%      DE   0.8%
WY   0.1%     IA   1.3%     OH   2.7%      GA   8.9%      MD   4.8%
CO   1.5%     MO   2.8%     WVA  1.7%      FL  10.2%      DC   2.5%
NM   0.1%     LA   1.5%     NY  10.8%      MA   3.4%      UT   1.5%

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                           California          10.8%
                           New York            10.8%
                           Florida             10.2%
                           Georgia              8.9%
                           New Jersey           5.3%
                           Maryland             4.8%
                           Texas                4.5%
                           Virginia             3.9%
                           Tennessee            3.8%
                           Massachusetts        3.4%
                           Other               33.6%

PERCENTAGES MAY NOT SUM TO 100% DUE TO ROUNDING
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE BALANCE

                                                                                             WEIGHTED AVERAGES
                                                                                 ------------------------------------------
                                                        % OF                                                    CUT-OFF
                         NUMBER OF     AGGREGATE      INITIAL        MAXIMUM                  STATED    U/W       DATE
                         MORTGAGED   CUT-OFF DATE       POOL      CUT-OFF DATE   MORTGAGE    REMAIN.    NCF   LOAN-TO-VALUE
    PROPERTY TYPES       PROPERTIES     BALANCE       BALANCE        BALANCE       RATE     TERM (MO.)  DSCR     RATIO
---------------------------------------------------------------------------------------------------------------------------
       Anchored Retail       34     $217,773,052        23.98%   $39,862,084        7.300%      113       1.31x    73.00%
       Office                47     $167,246,897        18.42%    21,067,759        7.349%      113       1.37x    69.42%
       Hotel                 37     $146,144,543        16.09%     7,931,838        7.587%      113       1.47x    67.61%
       Multi-family          47     $140,563,364        15.48%    13,979,720        7.635%      104       1.33x    74.16%
       Industrial            35     $104,129,598        11.47%    11,000,000        7.490%      106       1.41x    70.92%
       Retail                45      $69,640,363         7.67%     4,702,414        7.994%      108       1.43x    67.47%
       Mixed Use              9      $34,467,696         3.80%     6,288,362        7.398%      113       1.48x    58.44%
       Mobile Home Park       6      $13,979,680         1.54%     4,616,425        7.249%      111       1.32x    71.07%
       Office/Retail          3       $9,432,009         1.04%     4,920,639        9.205%       96       1.38x    62.85%
       Health Care            1       $2,781,052         0.31%     2,781,052        7.610%      116       4.73x    21.23%
       Other                  1       $2,002,751         0.22%     2,002,751        7.700%      114       1.31x    66.76%
---------------------------------------------------------------------------------------------------------------------------
        TOTALS              265     $908,161,006       100.00%                      7.507%      110       1.39x    70.13%
---------------------------------------------------------------------------------------------------------------------------

(a)   May not add up due to rounding
(b)   May not sum to 100 % due to rounding

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                           Office/Retail       1.0%
                           Health Care         0.3%
                           Other               0.2%
                           Anchored Retail    24.0%
                           Office             18.4%
                           Hotel              16.1%
                           Multi-family       15.5%
                           Industrial         11.5%
                           Retail              7.7%
                           Mixed Use           3.8%
                           Mobile Home Park    1.5%

--------------------------------------------------------------------------------
Percentages may not sum to 100% due to rounding

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------


UNDERWRITTEN NCF DSCR

                                                                                WEIGHTED AVERAGES
                                                                 -------------------------------------------
                            AGGREGATE        % OF    CUM. % OF
                NUMBER OF    CUT-OFF       INITIAL    INITIAL               STATED                 LOAN TO
                MORTGAGE       DATE        POOL (B)    POOL     MORTGAGE    REMAIN.    U/W NCF      CUT-OFF
U/W NCF DSCR      LOANS    BALANCE (A)     BALANCE    BALANCE     RATE     TERM (MO.)    DSCR     DATE VALUE
------------------------------------------------------------------------------------------------------------
1.10 - 1.19           9     $54,611,358       6.01%     6.01     7.311%       110        1.18x      74.50%
1.20 - 1.29          59    $242,685,793      26.72%    32.74     7.422%       112        1.25x      71.65%
1.30 - 1.39          76    $301,221,045      33.17%    65.90     7.628%       108        1.35x      72.46%
1.40 - 1.49          43    $161,650,761      17.80%    83.70     7.603%       108        1.44x      69.18%
1.50 - 1.59          21     $65,084,333       7.17%    90.87     7.423%       113        1.54x      67.97%
1.60 - 1.69          13     $41,427,871       4.56%    95.43     7.503%       112        1.65x      66.11%
1.70 - 1.79           5     $17,030,896       1.88%    97.31     7.374%       112        1.73x      60.96%
1.80 - 1.99           2      $8,830,804       0.97%    98.28     6.887%       115        1.82x      43.94%
2.00 - 2.99           3     $12,837,093       1.41%    99.69     6.910%       116        2.24x      44.82%
3.00 - 4.79           1      $2,781,052       0.31%   100.00     7.610%       116        4.73x      21.23%
------------------------------------------------------------------------------------------------------------
                    232    $908,161,006     100.00%              7.507%       110        1.39x      70.13%
------------------------------------------------------------------------------------------------------------

         (a)   May not add up due to rounding
         (b)   May not sum to 100% due to rounding

o   Weighted Average Current U/W NCF Debt Service Coverage Ratio: 1.39x

CUT-OFF DATE LOAN TO VALUE


                                                                                WEIGHTED AVERAGES
                                                                 ----------------------------------------------
                                                                                                    CUT-OFF
                            AGGREGATE        % OF    CUM. % OF                                       DATE
                NUMBER OF    CUT-OFF       INITIAL    INITIAL               STATED                  LOAN-TO-
                MORTGAGE       DATE         POOL        POOL     MORTGAGE   REMAIN.    U/W NCF       VALUE
LTV               LOANS      BALANCE      BALANCE(B)  BALANCE     RATE     TERM (MO.)    DSCR       RATIO(A)
---------------------------------------------------------------------------------------------------------------
 0.00% to 24.99%     1     $2,781,052       0.31%        0.31%     7.610%      116       4.73x       21.23%
25.00% to 49.99%     7    $23,619,180       2.60%        2.91%     7.240%      114       1.91x       43.27%
50.00% to 59.99%    19    $78,761,377       8.67%       11.58%     7.599%      110       1.47x       56.43%
60.00% to 64.99%    29    $88,972,633       9.80%       21.38%     8.088%      103       1.40x       63.23%
65.00% to 69.99%    41   $119,800,160      13.19%       34.57%     7.778%      107       1.40x       67.71%
70.00% to 74.99%    94   $373,362,915      41.11%       75.68%     7.428%      111       1.35x       72.83%
75.00% to 79.99%    39   $217,932,819      24.00%       99.68%     7.250%      113       1.31x       78.00%
80.00% to 89.99%     2     $2,930,869       0.32%      100.00%     7.438%      115       1.24x       81.54%
---------------------------------------------------------------------------------------------------------------
        TOTALS     232   $908,161,006     100.00%                  7.507%      110       1.39x       70.13%
---------------------------------------------------------------------------------------------------------------

(a) Ratio of Cut-off Date Principal Balance to most recent Appraised Value
(b) May not add up due to rounding
(c) May not sum to 100% due to rounding.

o   Weighted Average Cut-off Date Loan-to-Value Ratio: 70.13%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE RATES

                                                                                WEIGHTED AVERAGES
                                                                 ----------------------------------------------
                                                                                                    CUT-OFF
                              AGGREGATE        % OF    CUM. % OF                                     DATE
                  NUMBER OF    CUT-OFF       INITIAL    INITIAL               STATED                LOAN-TO-
                  MORTGAGE       DATE         POOL        POOL     MORTGAGE   REMAIN.    U/W NCF     VALUE
MORTGAGE RATES      LOANS      BALANCE       BALANCE    BALANCE     RATE     TERM (MO.)    DSCR     RATIO(A)
---------------------------------------------------------------------------------------------------------------
 0.00% to  6.99%      11    $66,304,389        7.30%       7.30%     6.807%     114        1.55x      64.90%
 7.00% to  7.49%     101   $508,056,084       55.94%      63.24%     7.217%     115        1.36x      72.00%
 7.50% to  7.99%      59   $194,496,256       21.42%      84.66%     7.633%     107        1.42x      69.07%
 8.00% to  8.49%      23    $56,912,828        6.27%      90.93%     8.149%     108        1.38x      69.85%
 8.50% to  8.99%      22    $38,441,991        4.23%      95.16%     8.651%      95        1.37x      67.93%
 9.00% to  9.49%      11    $21,555,714        2.37%      97.53%     9.125%     100        1.35x      62.63%
 9.50% to  9.99%       4    $17,473,104        1.92%      99.46%     9.854%      46        1.36x      65.03%
10.00% to 10.49%       1     $4,920,639        0.54%     100.00%    10.000%      91        1.38x      61.43%
---------------------------------------------------------------------------------------------------------------
     TOTALS          232   $908,161,006      100.00%                 7.507%     110        1.39x      70.13%
---------------------------------------------------------------------------------------------------------------

(a) May not add up due to rounding
(b) May not sum to 100% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL FORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                         MORTGAGE CAPITAL FUNDING, INC.
   MULTIFAMILY/COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                                  AMORTIZATION CHARACTERISTICS
                                                                                        WEIGHTED AVERAGES
                                                                             --------------------------------------------
                                                     % OF                                                     CUT-OFF
                       NUMBER OF     AGGREGATE      INITIAL      MAXIMUM                  STATED    U/W         DATE
                       MORTGAGE    CUT-OFF DATE      POOL      CUT-OFF DATE  MORTGAGE     REMAIN.   NCF     LOAN-TO-VALUE
     LOAN TYPE           LOANS        BALANCE       BALANCE      BALANCE        RATE    TERM (MO.)   DSCR       RATIO
-------------------------------------------------------------------------------------------------------------------------
Amortizing Balloon         228      $811,802,820      89.39%    $48,831,053     7.555%       110     1.41x      69.86%
Amortizing ARD               2       $83,220,541       9.16%    $65,804,538     7.042%       117     1.22x      73.06%
Interest Only ARD            1       $11,000,000       1.21%    $11,000,000     7.510%        58     1.43x      72.37%
Fully Amortizing             1        $2,137,645       0.24%     $2,137,645     7.180%       115     1.55x      46.47%
-------------------------------------------------------------------------------------------------------------------------
       TOTALS              232      $908,161,006     100.00%                    7.507%       110     1.39x      70.13%
-------------------------------------------------------------------------------------------------------------------------

(a) Column total may not add up due to rounding.
(b) May not sum to 100% due to rounding

                                          REMAINING TERM TO MATURITY (IN MONTHS) (A)
                                                                                                WEIGHTED AVERAGES
                                                                               ----------------------------------------------------
                                                        % OF         CUM. %
                        NUMBER OF     AGGREGATE        INITIAL     OF INITIAL                  STATED        U/W      CUTOFF DATE
                        MORTGAGE     CUT-OFF DATE       POOL          POOL       MORTGAGE   REMAIN. TERM     NCF     LOAN-TO-VALUE
    REMAINING TERM        LOANS        BALANCE         BALANCE       BALANCE       RATE         (MO.)        DSCR        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
    36  to  47              3         $14,365,867        1.58%         1.58%       9.850%        36         1.33x       65.10%
    48  to  59              2         $16,781,540        1.85%         3.43%       7.894%        55         1.41x       72.33%
    72  to  83              3          $6,445,445        0.71%         4.14%       7.629%        78         1.26x       69.66%
    84  to  95              2          $8,027,876        0.88%         5.02%       9.952%        91         1.41x       62.71%
    96  to  107            50        $113,378,923       12.48%        17.51%       8.300%        104        1.35x       70.50%
   108  to  119            172       $749,161,355       82.49%       100.00%       7.306%        114        1.40x       70.21%
-----------------------------------------------------------------------------------------------------------------------------------
          TOTALS           232       $908,161,006      100.00%                     7.507%        110        1.39x       70.13%
-----------------------------------------------------------------------------------------------------------------------------------

(a) "Maturity" means the stated maturity date or, with respect to any ARD Loan, its Anticipated Repayment Date.
(b) Column total may not add up due to rounding.
(c) May not sum to 100% due to rounding

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.